STOCKJUNGLE.COM TRUST

                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND
                       STOCKJUNGLE.COM S&P 500 INDEX FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                         Supplement dated March 27, 2000

                    To the Prospectus dated November 15, 1999

THIS  SUPPLEMENT  PROVIDES  ADDITIONAL  AND  DIFFERENT   INFORMATION  FROM  THAT
CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE PROSPECTUS.

         On March 27, 2000, the Board of Trustees of the Stockjungle.com Trust (the "Trust") unanimously approved the termination of the StockJungle.com S&P 500 Index Fund (the "S&P Fund"), effective as of the close of business on April 7, 2000. The S&P Fund is no longer offering for sale shares of its stock. The S&P Fund will redeem for cash any shares of stock remaining outstanding as of the close of business on that date.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.